EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
        ORKNEY HOLDINGS, INC., ERIC F. BILLINGS AND EMANUEL J. FRIEDMAN

          WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to
     Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

          NOW, THEREFORE, the parties hereto agree as follows:

          FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ORKNEY HOLDINGS, INC., ERIC F. BILLINGS AND EMANUEL J. FRIEDMAN hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:   July 10, 2002                                By: /s/ EMANUEL J. FRIEDMAN
                                                     ---------------------------
                                                     Name:  Emanuel J. Friedman
                                                     Title:    Chairman


                         ORKNEY HOLDINGS, INC.


Date:   July 10, 2002                                By: /s/ KURT R. HARRINGTON
                                                     ---------------------------
                                                     Name:  Kurt R. Harrington
                                                     Title:    President


Date:   July 10, 2002                                /s/ ERIC F. BILLINGS
                                                     ---------------------------
                                                     Eric F. Billings


Date:   July 10, 2002                               /s/ EMANUEL J. FRIEDMAN
                                                    ----------------------------
                                                    Emanuel J. Friedman